Significant Accounting policies	12 Months Ended
Oct. 31, 2020
Significant Accounting policies [Abstract]
Significant Accounting policies
I Significant Accounting policies

A Basis of preparation
The Consolidated financial statements of the Company have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IASB”), in accordance with international accounting standards in conformity with the requirements of the Companies Act and in accordance with international financial reporting standards adopted pursuant to Regulation (EC) No 1606/2002 as it applies in the European Union (“IFRSs as adopted by the EU”).

The Consolidated financial statements have been prepared on a going concern basis under the historical cost convention. These financial statements have been prepared for a 12-month period as compared with a prior 12-month and 18-month reporting periods and therefore are not entirely comparable. The use of an 18-month reporting period is permitted under the UK Companies Act 2006.

The preparation of financial statements in conformity with IFRS requires the use of certain critical accounting estimates. It also requires management to exercise its judgement in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgement or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are disclosed below in II, “Critical accounting estimates, assumptions and judgements”.

The principal accounting policies adopted by the Group in the preparation of the consolidated financial statements are set out below.

The accounting policies adopted are consistent with those of the Annual Report on Form 20-F for the 12 months ended October 31, 2019 apart from standards, amendments to or interpretations of published standards adopted during the year, as set out in Accounting Policy W “Adoption of new and revised IFRS”.

Going concern
In line with IAS 1 ‘Presentation of financial statements’ and the FRC guidance on “risk management, internal control and related financial and business reporting”, management has taken into account available information about the future for a period of at least, but not limited to, 12 months from the date of approval of the consolidated financial statements when assessing the Group’s ability to continue as a going concern. This assessment covers the period to February 2022, which is consistent with the FRC guidance.

Item 5.A and Item 5.B includes information on our Group financial results, cash flow and net debt, and the balance sheet position.

In making this assessment, the directors considered the Group’s liquidity and solvency position. Whilst the Group has quarterly instalment payments due and, dependent on leverage, may be subject to an excess cash sweep against its external borrowing in the period to February 2022 the Group has no term loans maturing until June 2024 (see note 8 “Borrowings” for an analysis of borrowing maturity and additional details on repayment requirements). The Revolving Facility was undrawn at October 31, 2020 and the Group had $737.2 million of cash balances at October 31, 2020 providing total liquidity of $1,087.2 million. The Group’s Revolving Facility is subject to a net leverage covenant when it is more than 35% drawn at the quarter end (see note 10 “Financial risk management and instruments” for additional details). Under the Group’s forecasts the Revolving Facility is not forecast to be drawn in the period to February 2022 and therefore no covenant tests are expected to apply.

The Group manages solvency and liquidity as part of its budgeting and performance management. The Group’s forecasting and planning cycle consists of a budget and a long-range plan which are used to generate income statement and cash flow projections. The cash flow projections also forecast the headroom on the Group’s undrawn Revolving Facility and expected net leverage. Actual and forecast liquidity are reviewed at least weekly by the Group’s working capital management group which reports to the Chief Financial Officer.

Also in assessing liquidity, the board considered the reported net current liability position of $246.5 million at October 31, 2020. This is the result of $981.4 million of advance billing for services which is required to be recognised as a contract liability. The cost of delivering these services is fully included in the Group’s forecasting and sensitivities.

COVID-19 and sensitivity
In assessing going concern the Group has estimated the financial impact of severe but plausible scenarios, which take into account the Group’s principal risks, impacting both revenue and Adjusted EBITDA, including a greater than forecast level of exceptional expenditure to complete the Group’s IT implementation being incurred. The impact of COVID-19 on Group’s cash flow in the current year has been limited however the severe but plausible scenarios reflect a wider macro-economic impact from COVID-19 continuing for the entire 12-month going concern assessment period to February 2022. This stress testing confirmed that existing projected cash flows and cash management activities provide us with significant headroom over the going concern assessment period. In addition under the severe but plausible scenarios, there is no point at which the Group would likely need to draw upon the Revolving Facility in the period to February 2022 and therefore no covenant test would be expected to apply.

Conclusion
Having performed the assessments discussed above, the directors considered it appropriate to adopt the going concern basis of accounting when preparing the Consolidated financial statements. This assessment covers the period to February 2022, which is consistent with the FRC guidance.

B Consolidation
The financial statements of the Group comprise the financial statements of the Company and entities controlled by the Company and its subsidiaries prepared at the consolidated statement of financial position date.

Subsidiaries
Subsidiaries are entities controlled by the Group. The Group has control over an entity where the Group is exposed to, or has rights to, variable returns from its involvement within the entity and it has the power over the entity to effect those returns. The existence and effect of potential voting rights that are currently exercisable or convertible are considered when assessing control. Control is presumed to exist when the Group owns more than half of the voting rights (which does not always equal percentage ownership) unless it can be demonstrated that ownership does not constitute control. The results of subsidiaries are consolidated from the date on which control passes to the Group. The results of disposed subsidiaries are consolidated up to the date on which control passes from the Group.

The purchase method of accounting is used to account for the acquisition of subsidiaries by the Group. The cost of acquisition is measured as the fair value of the assets given, equity instruments issued and liabilities incurred or assumed at the date of exchange, with costs directly attributable to the acquisition being expensed. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date, irrespective of the extent of any non-controlling interest. The excess of the cost of acquisition over the fair value of the Group’s share of the identifiable net assets acquired is recorded as goodwill.

Where new information is obtained within the “measurement period” (defined as the earlier of the period until which the Group receives the information it was seeking about facts and circumstances that existed as of the acquisition date or learns that more information is not obtainable, or one year from the acquisition date) about facts and circumstances that existed as at the acquisition date and, if known, would have affected the measurement of the amounts recognized as of that date, the Group recognizes these adjustments to the acquisition balance sheet with an equivalent offsetting adjustment to goodwill. Where new information is obtained after this measurement period has closed, this is reflected in the post-acquisition period.

For partly owned subsidiaries, the allocation of net assets and net earnings to outside shareholders is shown in the line “Attributable to non-controlling interests” on the face of the consolidated statement of comprehensive income and the consolidated statement of financial position.

Inter-company transactions, balances and unrealised gains on transactions between Group companies are eliminated. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

During the 12-month period ended October 31, 2020, the Group acquired the minority interest remaining in Novell Japan Ltd and as a result held a 100% interest at October 31, 2020. At October 31, 2019 the Group had an 84.24% (2018: 81.05%) interest in Novell Japan Ltd which gave rise to the minority interest reported in these financial statements (note 28 “Non-controlling interests”).

C Assets held for sale and discontinued operations
A Non-current asset (or disposal group) is classified as held for sale if the Group will recover the carrying amount principally through a sale transaction rather than through continuing use. A Non-current asset (or disposal group) classified as held for sale is measured at the lower of its carrying amount and fair value less costs to sell. If the asset (or disposal group) is acquired as part of a business combination it is initially measured at fair value less costs to sell. Assets and liabilities of disposal groups classified as held for sale are shown separately on the face of the balance sheet.

The results of discontinued operations are shown as a single amount on the face of the Consolidated statement of comprehensive income comprising the post-tax profit or loss of discontinued operations and the post-tax gain or loss recognized either on measurement to fair value less costs to sell or on the disposal of the discontinued operation. The Consolidated statement of cash flows has been presented including the discontinued operations.

D Revenue recognition
The Group follows the principle-based five-step model in IFRS 15 and recognizes revenue on transfer of control of promised goods or services to customer when, or as the performance obligation is satisfied at an amount that reflects the consideration, which the Group expects to be entitled in exchange for those goods, or services. Customer contracts can include combinations of goods and services, which are generally capable of being distinct and accounted for as separate performance obligations. Typically, a license deal includes support, a separate performance obligation consisting of: call in assistance and when-and-if available updates. The right to get assistance and updates is not mandatory to use the license. Contracts may also include professional services, which primarily comprise installation, implementation, configuration, advisory services and staff augmentation; these services are available both from the Group and other external service providers. All software is considered off-the-shelf and most services make use of existing configuration functionality and do not modify or customize the source code within the products, nor do they create custom software. The professional service personalize the software to the customer’s requirements and preferences. Customers can benefit from both the software on its own and the subsequent services, individually and together. On this basis, the Group concludes that services are typically distinct from licenses and constitute a separate performance obligation, although this is also assessed on an individual contract basis.

Revenue is allocated to the various performance obligations on a relative stand-alone selling price (“SSP”) basis.

On an on-going basis, the Group utilizes available data points based on relevant historical transactions, to establish the observable stand-alone selling prices to be used in allocating transaction consideration. For observable stand-alone sales a reasonable range of prices will be determined to represent the stand-alone selling price of that performance obligation. Given the highly variable selling price of licenses, the Group has not established SSP for licenses. When SSP is established for the undelivered performance obligations (typically maintenance and professional services), the residual approach is used to allocate the transaction price to the delivered licenses.

For performance obligations where observable stand-alone sales are not available, SSP will be estimated using the following methods in the order set out below:

- Market price
- Expected cost plus a margin
- Residual approach

The Group recognizes revenues from sales of software licences (including Intellectual Property and Patent rights) to end-users, resellers and Independent Software Vendors (“ISV”), software maintenance, Software as a Service (“SaaS”), technical support, training and professional services. ISV revenue includes fees based on end usage of ISV applications that have our software embedded in their applications.

Software licence revenue is the sale of right to use the software on customer premises and is recognized at a point in time when the software is made available to the customer and/or reseller (i.e. when control of the asset is transferred and the performance obligation is satisfied). Licence revenue is considered right to use as the customer receives the right to download and use the software. The Group enters into licence verification arrangements, for customers who are not in compliance with their contractual licence and/or maintenance terms, by agreeing a one-off settlement fee. If more than one performance obligation can be identified in the contract, revenue is allocated to each performance obligation, otherwise the Group policy is to recognize as licence revenue. The allocation of revenue does not impact the timing of revenue recognition in these deals, given the performance obligation(s) have already been fulfilled, but will impact the presentation of revenue recognized during the period, (as licence or licence and maintenance).

For SaaS arrangements where customers access the functionality of a hosted software over the contract period without taking possession of the software, and performance obligations are provided evenly over a defined term, the Group recognizes revenue over the period in which the subscriptions are provided as the service is delivered, generally on a straight-line basis.

In SaaS arrangements where the customer has the contractual right to take possession of the software at any time during the contractual period without significant penalty and the customer can operate, or contract with another vendor to operate the software, the Group evaluates whether the arrangement includes the sale of a software licence. In SaaS arrangements where software licences are sold, licence revenue is generally recognized at a point in time when control of the software is transferred to the customer.

Maintenance revenue is recognized on a straight-line basis over the term of the contract, which in most cases is one year.

For time and material-based professional services contracts, the Group recognizes revenue as services are rendered. The Group recognizes revenue from fixed-price professional services contracts as work progresses over the contract period on a percentage of completion basis, as determined by the percentage of labor costs incurred to date compared to the total estimated labor costs of a contract. Estimates of total project costs for fixed-price contracts are regularly reassessed during the life of a contract. Service costs are expensed as incurred; amounts collected prior to satisfying the above conditions are shown as contract liabilities.

Where consideration is received in advance of satisfying the performance obligation and the performance obligation will be satisfied within one year of receipt of the consideration no significant financing component is recognized. The majority of the Group’s SaaS and maintenance contracts are for periods of one year. In addition, for multi-year contracts where consideration is received in advance, the purpose of the upfront billing is not for the Group to obtain financing, rather to avoid the administrative tasks of subsequent invoicing, cash collection and risk of cancellation.

Rebates paid to resellers as part of a contracted program are accounted for as a reduction of the transaction price and netted against revenue where the rebate paid is based on the achievement of sales targets made by the partner. If the Group receives an identifiable good or service from the reseller that is separable from the sales transaction and for which fair value can be reasonably estimated, the Group accounts for the purchase of the good or service in the same way that it accounts for other purchases from suppliers.

Revenue recognition policy in the 18-month period ended October 31, 2018
The Group recognized revenues from sales of software Licences (including Intellectual Property and Patent rights), to end-users, resellers and Independent Software Vendors (“ISV”), software maintenance, subscription, Software as a Service (“SaaS”), technical support, training and professional services, upon firm evidence of an arrangement, delivery of the software and determination that collection of a fixed or determinable fee is reasonably assured. ISV revenue included fees based on end usage of ISV applications that have our software embedded in their applications. When the fees for software upgrades and enhancements, maintenance, consulting and training were bundled with the Licence fee, they were unbundled using the Group’s objective evidence of the fair value of the elements represented by the Group’s customary pricing for each element in separate transactions. If evidence of fair value existed for all undelivered elements and there was no such evidence of fair value established for delivered elements, revenue was first allocated to the elements where fair value has been established and the residual amount was allocated to the delivered elements. If evidence of fair value for any undelivered element of the arrangement did not exist, all revenue from the arrangement was deferred until such time that there was evidence of delivery.

If the arrangement included acceptance criteria, revenue was not recognized until the Group could objectively demonstrate that the acceptance criteria have been met, or the acceptance period lapses, whichever was earlier.

The Group recognized Licence revenue derived from sales to resellers upon delivery to resellers, provided that all other revenue recognition criteria was met; otherwise revenue was deferred and recognized upon delivery of the product to the end-user. Where the Group sold access to a Licence for a specified period of time and collection of a fixed or determinable fee was reasonably assured, Licence revenue was recognized upon delivery, except in instances where future substantive upgrades or similar performance obligations were committed to. Where future performance obligations were specified in the Licence agreement, and fair value could be attributed to those upgrades, revenue for the future performance obligations was deferred and recognized on the basis of the fair value of the upgrades in relation to the total estimated sales value of all items covered by the Licence agreement. Where the future performance obligations were unspecified in the Licence agreement, revenue was deferred and recognized rateably over the specified period.

For Subscription revenue where access and performance obligations were provided evenly over a defined term, the revenue was deferred and recognized rateably over the specified period.

The Group recognized revenue for SaaS arrangements as the service was delivered, generally on a straight-line basis, over the contractual period of performance. In SaaS arrangements, the Group considered the rights provided to the customer (e.g. whether the customer has the contractual right to take possession of the software at any time during the contractual period without significant penalty, and the feasibility of the customer to operate or contract with another vendor to operate the software) in determining whether the arrangement included the sale of a software licence. In SaaS arrangements where software licences were sold, licence revenue was generally recognized according to whether perpetual or term licences are sold, when all other revenue recognition criteria was satisfied.

Maintenance revenue was recognized on a straight-line basis over the term of the contract, which in most cases was one year.

For time and material-based professional services contracts, the Group recognized revenue as services are rendered and recognized costs as they were incurred. The Group recognized revenue from fixed-price professional services contracts as work progressed over the contract period on a proportional performance basis, as determined by the percentage of labour costs incurred to date compared to the total estimated labour costs of a contract. Estimates of total project costs for fixed-price contracts were regularly reassessed during the life of a contract. Amounts collected prior to satisfying the above revenue recognition criteria were included in deferred income.

Rebates paid to partners as part of a contracted program were netted against revenue where the rebate paid was based on the achievement of sales targets made by the partner, unless the Company received an identifiable good or service from the partner that was separable from the sales transaction and for which the Group could reasonably estimate fair value.

E Contract-related costs
The Group capitalizes the costs of obtaining a customer contract when they are incremental and, if expected to be recovered, they are amortized over the customer life or pattern of revenue for the related contract.

Normally sales commissions paid for customer contract renewals are not commensurate with the commissions paid for new contracts. It follows that the commissions paid for new contracts also relate to expected future renewals of these contracts. Accordingly, the Group amortizes sales commissions paid for new customer contracts on a straight-line basis over the expected customer life, based on expected renewal frequency. The current average customer life is five years. If the expected amortization period is one year or less the costs are expensed when incurred.

Amortization of the capitalized costs of obtaining customer contracts is classified as sales and marketing expense. Capitalized costs from customer contracts are classified as non-financial assets in our statement of financial position.

F Cost of sales
Cost of sales includes costs related to the amortization of product development costs, amortization of acquired technology intangibles, costs of the consulting business and helpline support and royalties payable to third parties.

G Segment reporting
In accordance with IFRS 8, “Operating Segments”, the Group has derived the information for its segmental reporting using the information used by the Chief Operating Decision Maker (“CODM”), defined as the Operating Committee. The segmental reporting is consistent with those used in internal management reporting and the measure used by the Operating Committee is Adjusted EBITDA as set out in note 1 “Segmental reporting”.

H Exceptional items
Exceptional items are those significant items, which are separately disclosed by virtue of their size, nature or incidence to enable a full understanding of the Group’s financial performance. In setting the policy for exceptional items, judgement is required to determine what the Group defines as “exceptional”. The Group considers whether an item is exceptional in nature if it is material or non-recurring or does not reflect the underlying performance of the business. Exceptional items are allocated to the financial statement lines (for example: cost of sales) in the Consolidated statement of comprehensive income based on the nature and function of the costs, for example restructuring costs related to employees are classified where their original employment costs are recorded.

Management of the Group first evaluates Group strategic projects such as acquisitions, divestitures and integration activities, Group restructuring and other one-off events such as restructuring programmes. In determining whether an event or transaction is exceptional, management of the Group considers quantitative and qualitative factors such as its expected size, precedent for similar items and the commercial context for the particular transaction, while ensuring consistent treatment between favourable and unfavourable transactions impacting revenue, income and expense. Examples of transactions which may be considered of an exceptional nature include major restructuring programmes, cost of acquisitions, the cost of integrating acquired businesses, gains on the disposal of discontinued operations or impairment charges recognized against goodwill.

I Employee benefit costs

a) Pension obligations and long-term pension assets
The Group operates various pension schemes, including both defined contribution and defined benefit pension plans. A defined contribution plan is a pension plan under which the Group pays fixed contributions into a separate entity. The Group has no legal or constructive obligations to pay further contributions if the fund does not hold sufficient assets to pay all employees the benefits relating to employee service in the current and prior periods. A defined benefit plan is a pension plan that is not a defined contribution plan.

For defined contribution plans, the Group pays contributions to publicly or privately administered pension insurance plans on a mandatory, contractual or voluntary basis. The Group has no further payment obligations once the contributions have been paid. The contributions are recognized as an employee benefit expense when they are due. Prepaid contributions are recognized as an asset to the extent that a cash refund or a reduction in the future payments is available.

Typically, defined benefit plans define an amount of pension benefit that an employee will receive on retirement or termination. This is usually dependent on one or more factors such as age, years of service and compensation

The liability recognized in the consolidated statement of financial position in respect of defined benefit pension plans is the present value of the defined benefit obligation at the end of the reporting period less the fair value of plan assets. Certain long-term pension assets do not meet the definition of plan assets as they have not been pledged to the plan and are subject to the creditors of the Group. Such assets are recorded separately in the consolidated statement of financial position as long-term pension assets. The defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of high-quality corporate bonds that have terms to mature approximating to the terms of the related pension obligation.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to equity in other comprehensive income in the period in which they arise. Past-service costs are recognized immediately in income.

The current service cost of the defined benefit plan, recognized in the Consolidated statement of comprehensive income in employee benefit expense, except where included in the cost of an asset, reflects the increase in the defined benefit obligation resulting from employee service in the current year, benefit changes, curtailments and settlements.

The net interest cost is calculated by applying the discount rate to the net balance of the defined benefit obligation and the fair value of plan assets. This cost is included in finance costs in the Consolidated statement of comprehensive income.

Long-term pension assets relate to the reimbursement right under insurance policies held in the Group with guaranteed interest rates that do not meet the definition of a qualifying insurance policy as they have not been pledged to the plan and are subject to the creditors of the Group. Such reimbursement rights assets are recorded in the Consolidated statement of financial position as long-term pension assets. These contractual arrangements are treated as financial assets measured at fair value through other comprehensive income. Gains and losses on long-term pension assets are charged or credited to equity in other comprehensive income in the period in which they arise.

b) Share-based compensation
The Group operated various equity-settled, share-based compensation plans during the period.

The fair value of the employee services received in exchange for the grant of the shares or options is recognized as an expense. The total amount to be expensed over the vesting period is determined by reference to the fair value of the shares or options granted. Non-market vesting conditions are included in assumptions about the number of options that are expected to become exercisable. Market vesting conditions are taken into account when determining the fair value of the options at grant date. At each Consolidated statement of financial position date, the Group revises its estimates of the number of options that are expected to become exercisable. It recognizes the impact of the revision of original estimates, if any, in the Consolidated statement of comprehensive income, and a corresponding adjustment to equity over the current reporting period.

The shares are recognized when the options are exercised and the proceeds received allocated between ordinary shares and share premium account. Fair value is measured using the Black-Scholes pricing model. The expected life used in the model has been adjusted, based on management’s best estimate for the effects of non-transferability, exercise restrictions and behavioural considerations. The Additional Share Grants have been valued using the Monte-Carlo simulation pricing model.

When the terms of an equity-settled award are modified, the minimum expense recognized is the grant date fair value of the unmodified award, provided the original terms of the award are met. An additional expense, measured as at the date of modification, is recognized for any modification that increases the total fair value of the share-based payment transaction, or is otherwise beneficial to the employee.

The social security contributions payable in connection with the grant of the share options is considered an integral part of the grant itself, and the charge is treated as a cash-settled transaction.

J Foreign currency translation

a) Functional and presentation currency
The presentation currency of the Group is US dollars. Items included in the financial statements of each of the Group’s entities are measured in the functional currency of each entity.

b) Transactions and balances
Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the Consolidated statement of comprehensive income within administrative expenses.

Non-monetary items that are measured in terms of historical costs in a foreign currency are translated using the exchange rates as at the dates of the initial transactions. Any goodwill arising on the acquisition of a foreign operation and any fair value adjustments (including purchased intangible assets) to the carrying amounts of assets and liabilities arising on the acquisition are treated as assets and liabilities of the foreign operation and translated at the closing rate.

On consolidation, the results and financial position of all the Group entities that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

i)	Assets and liabilities for each Consolidated statement of financial position presented are translated at the closing rate at the date of that Consolidated statement of financial position;
ii)
Income and expenses for each Consolidated statement of comprehensive income item are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and

iii)	All resulting exchange differences are recognized as a separate component of equity.

On consolidation, exchange differences arising from the translation of the net investment in foreign entities are taken to other comprehensive income.

Goodwill arising before 1 May 2004 is treated as an asset of the Company and expressed in the Company’s functional currency.

c) Exchange rates
The most important foreign currencies for the Group are: Pounds Sterling, the Euro, Canadian Dollar, Israeli Shekel and Japanese Yen and in the 12 months ended October 31, 2020 also the Indian Rupee and Chinese Yuan. The exchange rates used are as follows:

	12 months ended October 31, 2020		12 months ended October 31, 2019		18 months ended October 31, 2018
	Average	Closing	Average	Closing	Average	Closing
£1 = $	1.28	1.30	1.27	1.29	1.33	1.27
€1 = $	1.13	1.17	1.12	1.12	1.18	1.14
C$ = $	0.74	0.75	0.75	0.76	0.78	0.76
ILS = $	0.29	0.29	0.28	0.28	0.28	0.27
INR = $	0.01	0.01	n/a	n/a	n/a	n/a
CNY = $	0.14	0.15	n/a	n/a	n/a	n/a
100 JPY = $	0.93	0.96	1.10	1.08	0.90	0.92

K Intangible assets

a) Goodwill
Goodwill represents the excess of the cost of an acquisition over the fair value of the net identifiable assets of the acquired subsidiary at the date of acquisition. Goodwill on acquisitions of subsidiaries is included in intangible assets. Goodwill is tested annually for impairment or whenever there is an indication that the asset may be impaired. Goodwill is carried at cost less accumulated impairment losses. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold. Goodwill is allocated to cash-generating units for the purpose of impairment testing. Each of those cash-generating units represents the Group’s investment in each area of operation by each primary reporting segment.

Where goodwill has been allocated to a cash-generating unit (CGU) and part of the operation within that unit is classified as held for sale, the goodwill associated with the held-for-sale operation is measured based on the relative values of the held-for-sale operation and the portion of the cash-generating unit retained.

b) Computer software
Computer software licenses are capitalized on the basis of the costs incurred to acquire and bring into use the specific software. These costs are amortized using the straight-line method over their estimated useful lives of three to seven years for perpetual license or based on the agreement for term license.

c) Research and development
Research expenditure is recognized as an expense as incurred in the Consolidated statement of comprehensive income in research and development expenses. Costs incurred on product development projects relating to the developing of new computer software programmes and significant enhancement of existing computer software programmes are recognized as intangible assets when it is probable that the project will be a success, considering its commercial and technological feasibility, and costs can be measured reliably. Only direct costs are capitalized which are the software development employee costs and third-party contractor costs. Product development costs previously recognized as an expense are not recognized as an asset in a subsequent period.

Product development costs are amortized from the commencement of the commercial production of the product on a straight-line basis over the period of its expected benefit, typically being three years, and are included in costs of sales in the consolidated statement of comprehensive income.

d) Intangible assets – arising on business combinations
Other intangible assets that are acquired by the Group as part of a business combination are recognized at their fair value at the date of acquisition, and are subsequently amortized. Amortization is charged to the Consolidated statement of comprehensive income on a straight-line basis over the estimated useful life of each intangible asset. Intangible assets are amortized from the date they are available for use. The estimated useful lives, determined at the acquisition date, will vary for each category of asset acquired and to date are as follows:

Purchased software	Term licence agreement based, generally three to seven years
Technology	Three to 12 years
Trade names	Three to 20 years
Customer relationships	Two to 15 years

Amortization of purchased software intangibles is included in administrative expenses, amortization of purchased technology intangibles is included in cost of sales and amortization of acquired purchased trade names and customer relationships are included in selling and distribution costs in the Consolidated statement of comprehensive income.

L Property, plant and equipment
All property, plant and equipment is stated at historical cost less accumulated depreciation and impairment. Historical cost includes expenditure that is directly attributable to the acquisition of the items. Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. All other repairs and maintenance expenditures are charged to the consolidated statement of comprehensive income during the financial year in which they are incurred. Depreciation is calculated using the straight-line method to write off the cost of each asset to its residual value over its estimated useful life as follows:

Buildings	30 years
Leasehold improvements	Three to 10 years (not exceeding the remaining lease period)
Fixtures and fittings	Two to seven years
Computer equipment	One to five years

Freehold land is not depreciated. The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each Consolidated statement of financial position date. An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount. Gains and losses on disposals are determined by comparing the disposal proceeds with the carrying amount and are included in the Consolidated statement of comprehensive income.

Property held for sale is measured at the lower of its carrying amount or estimated fair value less costs to sell.

M Impairment of non-financial assets
Assets that have an indefinite useful life are not subject to amortization and are tested annually for impairment or whenever there is an indication that the asset may be impaired. Assets that are subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows being cash-generating units. Any non-financial assets other than goodwill which have suffered impairment are reviewed for possible reversal of the impairment at each reporting date. Assets that are subject to amortization and depreciation are also reviewed for any possible impairment at each reporting date.

N Trade receivables
Trade receivables are initially recognized at fair value and subsequently measured at amortized cost less provisions for impairment based upon an expected credit loss methodology. The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables. A provision of the lifetime expected credit loss is established upon initial recognition of the underlying asset and are calculated using historical account payment profiles along with historical credit losses experienced. The loss allowance is adjusted for forward-looking factors specific to the debtor and the economic environment. The amount of the provision is the difference between the asset’s carrying amount and the present value of the probability weighted estimated future cash flows, discounted at the effective interest rate. The amount of the provision is recognized in the Consolidated statement of comprehensive income.

O Cash and cash equivalents
Cash and cash equivalents includes cash in hand, deposits held at call with banks, other short-term highly liquid investments with original maturities of three months or less, and bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities on the Consolidated statement of financial position.

P Borrowings
Borrowings are recognized initially at fair value, net of transaction costs incurred. Subsequent to initial recognition, interest bearing borrowings are stated at amortized cost with any difference between cost and redemption value being recognized in the Consolidated statement of comprehensive income over the period of borrowing on an effective interest basis.

Q Leases
As disclosed in W ‘Adoption of new and revised International Financial Reporting Standards’ below, the Group applied IFRS 16 “Leases” using the modified retrospective approach for the 12 months ended October 31, 2020 and therefore the comparative information has not been restated and continues to be reported under IAS 17 and IFRIC 4. The detailed accounting policies under IAS 17 and IFRIC 4 are disclosed separately; key differences between IFRS 16 and IAS 17 and IFRIC 4 are described in W ‘Adoption of new and revised International Financial Reporting Standards’.

Lease accounting policy under IFRS 16

As a lessee
When the Group leases an asset a ‘right-of-use asset’ is recognized for the leased item and a lease liability is recognized for any lease payments due over the lease term at the lease commencement date. The right-of-use asset is initially measured at cost, being the present value of the lease payments paid or payable, plus any initial direct costs incurred in entering the lease and less any lease incentives received.

Right-of-use assets are depreciated on a straight-line basis from the commencement date to the earlier of the end of the asset’s useful life or the end of the lease term. The lease term is the non-cancellable period of the lease plus any periods for which the Group is ‘reasonably certain’ to exercise any extension options (note 19 “Leases”). The useful life of the asset is determined in a manner consistent to that for owned property, plant and equipment described in L above. If right-of-use assets are considered to be impaired, the carrying value is reduced accordingly.

Lease liabilities are initially measured at the value of the lease payments that are not paid at the commencement date and are usually discounted using the incremental borrowing rates of the Group for the relevant portfolio (the rate implicit in the lease is used if it is readily determinable). Lease payments included in the lease liability include both fixed payments and in-substance fixed payments during the term of the lease.

After initial recognition, the lease liability is recorded at amortized cost using the effective interest method. It is re-measured when there is a change in future lease payments arising from a change in an index or rate (e.g. an inflation related increase) or if the Group’s assessment of the lease term changes; any change in the lease liability as a result of these changes also results in a corresponding change in the recorded right-of-use asset.

As a lessor
Where the Group is a lessor, it determines at inception whether the lease is a finance or an operating lease. When a lease transfers substantially all the risks and rewards of ownership of the underlying asset then the lease is a finance lease; otherwise, the lease is an operating lease.

Where the Group is an intermediate lessor, the interest in the head lease and the sub-lease is accounted for separately and the lease classification of a sub-lease is determined by reference to the right-of-use asset arising from the head lease.

Income from operating leases is recognized on a straight-line basis over the lease term. Income from finance leases is recognized in full at lease commencement.

Lease policy in the prior periods under IAS 17 and IFRIC 4
A lease is classified at the inception date as a finance lease or an operating lease. A lease that transfers substantially all the risks and rewards incidental to ownership to the Group is classified as a finance lease.

Finance leases are capitalized at the commencement of the lease at the inception date fair value of the leased property or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recognized in finance costs in the Consolidated statement of comprehensive income.

A leased asset is depreciated over the useful life of the asset. However, if there is no reasonable certainty that the Group will obtain ownership by the end of the lease term, the asset is depreciated over the shorter of the estimated useful life of the asset and the lease term.

An operating lease is a lease other than a finance lease. Operating lease payments are recognized as an operating expense in the statement of profit or loss on a straight-line basis over the lease term.

Operating sub-lease income is recorded as operating income on a straight-line basis over the sub-lease term.

R Taxation
Current and deferred tax are recognized in the Consolidated statement of comprehensive income, except when the tax relates to items charged or credited directly to equity, in which case the tax is also dealt with directly in equity.

Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, if the deferred income tax arises from initial recognition of an asset or liability in a transaction other than a business combination that at the time of the transaction affects neither accounting nor taxable profit nor loss, it is not accounted for. Deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the Consolidated statement of financial position date and are expected to apply when the related deferred income tax asset is realised, or the deferred income tax liability is settled. Deferred income tax assets are recognized to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilized.

Deferred income tax is provided on temporary differences arising on investments in subsidiaries, except where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax assets and liabilities are offset where there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority and the Group intends to settle its current tax assets and liabilities on a net basis.

Current tax is recognized based on the amounts expected to be paid or recovered under the tax rates and laws that have been enacted or substantively enacted at the Consolidated statement of financial position date.

S Ordinary shares, share premium and dividend distribution
Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction, net of tax, from the proceeds. Dividend distributions to the Company’s shareholders are recognized as a liability in the Group’s financial statements in the period in which the dividends are approved by the Company’s shareholders. Interim dividends are recognized when they are paid.

T Derivative financial instruments and hedge accounting
Financial assets and liabilities are recognized in the Group’s Consolidated statement of financial position when the Group becomes a party to the contractual provision of the instrument. Trade receivables are non-interest bearing and are initially recognized at fair value and subsequently measured at amortized cost less provisions for impairment based upon an expected credit loss methodology. Trade payables are non-interest bearing and are stated at their fair value. Derivative financial instruments are only used for economic hedging purposes and not as speculative investments.

The Group uses derivative financial instruments, such as interest rate swaps, to hedge its interest rate risks. Such derivative financial instruments are initially recognized at fair value on the date on which the contract is entered into and are subsequently re-measured at fair value. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative.

Non-derivative financial instruments, such as Euro borrowings, have also been designated as hedges for Net investments in foreign operations. Hedges of a net investment in a foreign operation are accounted for similarly to cash flow hedges.

Hedge accounting is permitted under certain circumstances provided the following criteria are met:

•
At inception of the hedge, the documentation must include the risk management objective and strategy for undertaking the hedge, identification of the hedging instrument, the hedged item, the nature of the risk being hedged and how the entity will assess the hedging instrument’s effectiveness. Such hedges are expected to be effective in achieving offsetting changes in cash flows and are assessed on an on-going basis to determine the level of effectiveness.

•
The measurement of effectiveness determines the accounting treatment. For effective results, changes in the fair value of the hedging instrument should be recognized in other comprehensive income, while any material ineffectiveness should be recognized in the statement of comprehensive income. If effectiveness testing is not satisfactorily completed, all fair value movements on the hedging instrument should be recorded in the Consolidated statement of comprehensive income. The IFRS 9 hedge accounting requirements are applicable to the interest swaps and net investment hedges that have been designated for hedge accounting.

Hedge accounting is ceased prospectively if the instrument expires or is sold, terminated or exercised; the hedge criteria are no longer met or the forecast transaction is no longer expected to occur.

U Provisions
Provisions for onerous contracts, property restoration costs, restructuring costs and legal claims are recognized when the Group has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated. Provisions are not recognized for future operating losses.

Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to the passage of time is recognized as an interest expense.

V Contingent liabilities
Contingent liabilities are possible obligations that arise from past events and whose existence will be confirmed only by uncertain future events or present obligations that arise from past events where the transfer of economic resources is uncertain or cannot be reliability estimated. Contingent liabilities are not recognized in the consolidated financial statements, except if they arise from a business combination; they are disclosed in the notes to the consolidated financial statements unless the likelihood of an outflow of economic resources is remote.

W Adoption of new and revised International Financial Reporting Standards

Other than as described below, the accounting policies, presentation and methods of calculation adopted are consistent with those of the Annual Report and Accounts for the 12 months ended October 31, 2019, apart from standards, amendments to or interpretations of published standards adopted during the period.

The following standards, interpretations and amendments to existing standards are now effective and have been adopted by the Group. The impacts of applying these policies, except for IFRS 16 “Leases”, which is covered in further detail below, are not considered material:

-	IFRIC 23, “Uncertainty over Income Tax Treatments”.

-	Amendments to IAS 28 “Investments in Associates and Joint Ventures – Long-term Interests in Associates and Joint Ventures”, clarifies that IFRS 9 “Financial instruments” applies.

-	Amendments to IAS 19 “Employee Benefits”.

-	Annual Improvements 2017 includes amendments to IFRS 3, “Business combinations”, IFRS 11 “Joint arrangements” and IAS 12 “Income taxes”.

IFRS 16 “Leases”
IFRS 16 “Leases” establishes the principles that an entity should apply to report useful information to the uses of the financial statements about the nature, amount, timing and uncertainty of leases and cash flows associated with leases. Application of this standard was mandatory for annual reporting periods starting from 1 January 2019 onwards and was adopted by the Group on November 1, 2019. The standard replaced IAS 17 “Leases” and IFRIC 4 “Determining whether an Arrangement contains a lease”. Key changes to the accounting policy previously applied and the impact of adoption this on the financial statement at November 1, 2019 are described below. The Group’s new IFRS 16 accounting policy and previous lease accounting policy under IAS 17 “Leases” are disclosed in Q above.

IFRS 16 “Leases” was adopted with the cumulative retrospective impact reflected as an adjustment to equity on the date of adoption and therefore the comparative information has not been restated and continues to be reported under IAS 17 and IFRIC 4. The Group has applied the following expedients in relation to the adoption of IFRS 16:

•
Arrangements were not reassessed to determine whether they are, or contained, a lease at November 1, 2019. Instead, the Group has applied IFRS 16 to leases that had previously been identified as leases under IAS 17 “Leases” and IFRIC 4 “Determining whether an arrangement contains a lease”;

•	Where there is a group of leases with reasonably similar characteristics, a single discount rate has been applied to each lease portfolio;

•
The Group impaired the right-of-use asset recognized on adoption by the value of the provisions for onerous leases held under IAS 37 “Provisions, Contingent Liabilities and Contingent Assets” at October 31, 2019 instead of performing a new impairment review for those leases at November 1, 2019;

•	The Group excluded initial direct costs from the measurement of the right-of-use asset at November 1, 2019;

•	Where the Group measured right-of-use asset as if IFRS 16 had been applied since the inception of the lease, the Group applied hindsight in assessing extension or termination options; and

•
Where the Group measured the right-of-use asset at an amount equal to the lease liability at November 1, 2019 lease prepayments and accruals previously recognized under IAS 17 at October 31, 2019 were added to and deducted from, respectively, the value of the right-of-use assets on adoption.

The key differences between the Group’s IAS 17 accounting policy (the ‘previous policy’ which is disclosed in Q above) and the Group’s IFRS 16 accounting policy (which is also provided in Q above), as well as the primary impacts of applying IFRS 16 in the current financial period are disclosed on below.

Primary impacts of applying the IFRS 16 accounting policy
The primary impacts on the Group’s financial statements, and the key causes of the movements recorded in the consolidated statement of financial position on November 1, 2019 (see page F-31), as a result of applying the IFRS 16 (‘current’) accounting policy in place of the previous policy are:

•
Under IAS 17, lessees were classified leases as either operating or finance leases. Operating lease costs were expensed on a straight-line basis over the period of the lease. Finance leases resulted in the recognition, in the statement of financial position, of an asset and a corresponding liability for lease payments, at present value. Under IFRS 16 all lease agreements give rise to the recognition of a ‘right-of-use asset’ representing the right to use the leased item and a liability for any future lease payments (page F-31 and note 19 “Leases”) over the ‘reasonably certain’ period of the lease, which may include future lease periods for which the Group has extension options;

•
Lessee accounting under IFRS 16 is similar to finance lease accounting for lessees under IAS 17; lease costs are recognized in the form of depreciation of the right-of-use asset and interest on the lease liability. The incremental borrowing rate of the Group for that lease portfolio is generally used for discounting, although the interest rate implicit in the lease is used when it is readily determinable. Interest charges will typically be higher in the early stages of a lease and will reduce over the term. Lease interest costs are recorded in financing costs and associated cash payments are classified as financing cash flows in the Group’s cash flow statement;

•          Under IFRS 16 cash inflows from operating activities and payments classified within cash flow from financing activities both increase, as payments made at both lease inception and subsequently are characterized as repayments of lease liabilities and interest. Under IAS 17 operating lease payments were treated as an operating cash outflows. Net cash flow is not impacted by the change in policy; lessor accounting under IFRS 16 is similar to IAS 17. The only substantive change is that when the Group sub-leases right-of-use assets it classifies the lease out as either operating or finance leases by reference to the terms of head lease contract whereas under IAS 17 the classification was determined by reference to the underlying asset leased out. This has resulted in additional finance leases (‘net investment in leases’) being recognized under IFRS 16 (see page F-31 and net investment in leases in note 14 “Trade and other receivables”) as the Group only acts as a lessor in relation to under-utilized property leases;

•	The expedients applied at adoption noted above have resulted in the following changes (page F-31);

•	reclassifications of lease-related prepayments and accruals at 1 November 2019 to the right-of-use assets where the Group has measured the right-of-use at an amount equal to the liability.

•
release of lease-related prepayments and accruals at November 1, 2019 against retained earnings where the Group has measured the right-of-use asset as if IFRS 16 had been applied since inception of the lease.

•	re-classification of onerous leases provisions at November 1, 2019 to the right-of-use assets. Provisions remain for any onerous non-rental contracts related to these properties.

During the 12 months ended October 31, 2019, a rental expense of $65.9 million was charged for operating leases and depreciation and interest of $15.9 million was charged for finance leases. During the 12 months ended October 31, 2020, depreciation of $76.9 million and interest of $13.2 million has been charged in relation to all leases.

Adoption judgements
In adopting, and in the on-going application of, IFRS 16 judgements and estimates were made in relation to the grouping of leases for the purpose of assigning a discount rate and in calculating the discount rates. These judgements and estimates were significant for the Group’s IFRS 16 adoption activities but are not considered critical accounting estimates or judgements for the Group as they are not considered to have a significant effect on the amounts recognized in the Group’s financial statements.

Transition disclosures
The weighted average incremental borrowing rate applied to the Group’s lease liabilities recognized in the balance sheet at November 1, 2019 is 4.7%.

The Group’s undiscounted operating lease commitments at October 31, 2019 were $301.2 million; the most significant differences between the IAS 17 lease commitments and the lease liabilities recognized on transition to IFRS 16 are set out below:

$m
Operating lease commitments under IAS 17	301.2
Committed leases not commenced[1]	(0.3)
Cost of reasonably certain extensions[1]	1.3
Subtotal	302.2
Effect of discounting on payments included in the calculation of the lease liability (excluding finance lease balances)	(32.4)
Subtotal	269.8
Other[2]	23.5
Lease liability opening balance to be reported as at November 1, 2019 (IFRS 16)	293.3

1.	Undiscounted.
2.	Includes Finance lease liabilities already reported under IAS 17.

The impact of the adoption of IFRS 16 on the consolidated statement of financial position at November 1, 2019 is set out below.

	October 31, 2019	Impact of adoption of IFRS 16	November 1, 2019
	$m	$m	$m
Non-current assets
Goodwill	6,671.3	-	6,671.3
Other intangible assets	5,942.3	(1.8)	5,940.5
Property, plant and equipment	140.5	(25.4)	115.1
Right-of-use assets	-	253.4	253.4
Long-term pension assets	17.1	-	17.1
Contract-related costs	31.5	-	31.5
Other non-current assets	44.0	7.7	51.7
	12,846.7	233.9	13,080.6
Current assets
Inventories	0.1	-	0.1
Trade and other receivables	1,032.9	0.3	1,033.2
Contract-related costs	19.3	-	19.3
Current tax receivables	40.1	-	40.1
Cash and cash equivalents	355.7	-	355.7
	1,448.1	0.3	1,448.4
Total assets	14,294.8	234.2	14,529.0

Current liabilities
Trade and other payables	611.0	1.4	612.4
Lease obligations	11.8	74.7	86.5
Provisions	29.3	(4.3)	25.0
Current tax liabilities	104.0	-	104.0
Contract liabilities	1,045.9	-	1,045.9
	1,802.0	71.8	1,873.8
Non-current liabilities
Contract liabilities	149.9	-	149.9
Borrowings	4,670.7	-	4,670.7
Lease obligations	11.7	195.1	206.8
Derivative liability	36.5	-	36.5
Retirement benefit obligations	141.4	-	141.4
Provisions	49.1	(12.4)	36.7
Other non-current liabilities	50.4	(10.1)	40.3
Current tax liabilities	119.7	-	119.7
Deferred tax liabilities	987.1	(1.8)	985.3
	6,216.5	170.8	6,387.3
Total liabilities	8,018.5	242.6	8,261.1
Net assets	6,276.3	(8.4)	6,267.9
Capital and reserves
Share capital	47.2	-	47.2
Share premium account	44.0	-	44.0
Merger reserve	1,739.8	-	1,739.8
Capital redemption reserve	2,485.0	-	2,485.0
Hedging reserve	(29.6)	-	(29.6)
Retained earnings	2,250.7	(8.4)	2,242.3
Foreign currency translation deficit	(262.1)	-	(262.1)
Total equity attributable to owners of the parent	6,275.0	(8.4)	6,266.6
Non-controlling interests	1.3	-	1.3
Total equity	6,276.3	(8.4)	6,267.9

Interpretations and amendments
The following interpretations and amendments to existing standards are not yet effective and have not been adopted early by the Group:

Effective for periods commencing after January 1, 2020/2021:

-
Amendments to References to the Conceptual Framework in IFRS Standards - Amendments to IFRS 2, IFRS 3, IFRS 6, IFRS 14, IAS 1, IAS 8, IAS 34, IAS 37, IAS 38, IFRIC 12, IFRIC 19, IFRIC 20, IFRIC 22, and SIC-32 to update those pronouncements with regard to the revised the Conceptual Framework, effective for accounting periods beginning after January 1, 2020. EU endorsed November 29, 2019.

-	Amendments to IFRS 3 Business Combinations, effective January 1, 2020 clarify the definition of a business in acquisitions. EU endorsed January 15, 2020.

-	Amendments to IAS1 and IAS 8: guidance on the definition of material, effective January 1, 2020 and endorsed by the EU on November 29, 2019.

-
Amendments to IFRS9, IAS 39, IFRS 7, IFRS 16 and IFRS 4: Interest rate benchmark reforms. Phase 1 effective January 1, 2020 and EU endorsed covers hedge accounting impacts and discontinuance exemptions, while Phase 2 effective January 2021 covers further disclosures on transition to a new benchmark, EU endorsed January 14, 2021.

Effective for periods commencing after January 1, 2022:

-
Annual Improvements cycle 2018-2020 includes relevant amendments clarifying capitalization of transaction fees/ inclusion of specific fees in modification/extinguishment test within IFRS 9 Financial Instruments, subject to EU endorsement. Other included improvement in IFRS 1 (First time adoption) and IAS 41 (agriculture) are not applicable to the Group.

-	Amendments to IFRS 3 Business combinations, IAS 16 “Property, plant and equipment” and IAS 37 “Provisions, Contingent assets and Contingent liabilities” are all subject to EU endorsement.

-	Amendments to IAS 37 “Provisions, Contingent assets and liabilities” – guidance on costs in fulfilling onerous contracts, subject to EU endorsement

Effective for periods commencing after January 1, 2023, all subject to EU endorsement:

-	Amendments to IAS 1 “Presentation of financial statements”. Amendment is presentational relates to the classification of liabilities current and non-current.

-	Amendments to IFRS 17 “Insurance contracts”. Rent concessions is not relevant for the Group.

The impact of the amendments and interpretations listed above are not expected to have a material impact on the consolidated financial statements.

II Critical accounting estimates, assumptions and judgements
In preparing these consolidated financial statements, the Group has made its best estimates and judgements of certain amounts included in the financial statements, giving due consideration to materiality. The Group regularly reviews these estimates and updates them as required. The Group has reviewed its critical accounting estimates, assumptions and judgements considering the impact of COVID-19 and no new critical accounting estimates, assumptions and judgements were identified. COVID-19 has increased the level of uncertainty in making the estimations required in relation to the potential impairment of goodwill and other intangible assets and retirement benefit obligations. Sensitivity analysis of these estimates, including the impact of COVID-19, are included in note 10 “Goodwill” and note 22 “Pension commitments”. COVID-19 has been assessed as having no material impact on the remaining critical estimates, assumptions and judgements disclosed below. Following the adoption of IFRS 16 “Leases” in the current year lease term has been determined as being a critical accounting judgement.

Actual results could differ from these estimates. Unless otherwise indicated, the Group does not believe that there is a significant risk of a material change to the carrying value of assets and liabilities within the next financial year related to the accounting estimates and assumptions described below. The Group considers the following to be a description of the most significant estimates and judgements, which require the Group to make subjective and complex judgements and matters that are inherently uncertain.

Critical accounting estimates

A Potential impairment of goodwill and other intangible assets
Each year, or whenever there are changes in circumstances indicating that the carrying amounts may not be recoverable, the Group carries out impairment tests of goodwill and other assets which require estimates to be made of the value in use of its CGUs. These value in use calculations are dependent on estimates of future cash flows including long-term growth rates, the average annual revenue growth rate by product group and an appropriate discount rate to be applied to future cash flows. Further details on these estimates and sensitivity of the carrying value of goodwill to the discount rate, the average annual revenue growth rate by product group and the long-term growth rate are provided in note 10 “Goodwill”.

B Retirement benefit obligations
The valuation of retirement benefit obligations is dependent upon a number of assumptions that are estimated at the year end date, including estimates of mortality rates, inflation, salary growth rates and the rate at which scheme liabilities are discounted. Further detail on these estimates and the sensitivity of the carrying value of the defined benefit obligation to these is provided in note 22 “Pension commitments”.

Critical accounting judgements

C Revenue recognition
Revenue recognition requires significant use of management judgement to produce financial information. The most significant accounting judgement in applying IFRS 15 are the identification of performance obligations and the determination of the transaction price when the contract contains variable considerations.

Judgement is required to (i) identify each distinct performance obligation requiring separate recognition in a multi element contract (e.g. licence, maintenance, material rights for option to acquire additional products or services at discounted prices), and (ii) allocate the transaction price to the various performance obligations. This judgment impacts the timing of revenue recognition, as certain performance obligations are recognized at a point in time and others are recognized over the life of the contract, as explained in Accounting Policy D “Revenue recognition”, and therefore the judgement impacts the quantum of revenue and profit recognized in a period.

D Exceptional item classification
The Group classifies items as exceptional in line with Accounting Policy H “Exceptional items”. The classification of these items as an exceptional is a matter of judgement. This judgement is made by management after evaluating each item deemed to be exceptional against the criteria set out within the defined accounting policy.

E Provision for income taxes
The Group is subject to income taxes in numerous jurisdictions. Significant judgement is required in determining the worldwide provision for income taxes including structuring activities undertaken by the Group and the application of complex transfer pricing rules. The Group recognizes liabilities for anticipated settlement of tax issues based on judgements of whether additional taxes will be due. Significant issues may take several periods to resolve. In making judgements on the probability and amount of any tax charge, management takes into account:

•	Status of the unresolved matter;
•	Strength of technical argument and clarity of legislation;
•	External advice;
•	Resolution process, past experience and precedents set with the particular taxing authority;
•	Agreements previously reached in other jurisdictions on comparable issues; and
•	Statute of limitations

Key judgements in the year were related to the EU state aid and UK tax authority challenge in respect of prior periods. Based on their assessment, the directors have concluded that no additional material tax provisions are required with regards to these matters (note 7 “Taxation”).

The ultimate tax liability may differ from the amount provided depending on interpretations of tax law, settlement negotiations or changes in legislation.  Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the year in which such determination is made. There is not a significant risk that any estimate associated with the provision for income taxes will result in a material change within the next 12 months.

F Lease term
Where leases include additional optional periods after an initial lease term, significant judgement is required in determining whether these optional periods should be included when determining the lease term. As a lessee, optional periods are included in the lease term if the Group is reasonably certain it will exercise an extension option or will not exercise a termination option; this depends on an analysis by management of all relevant facts and circumstances including the leased asset’s nature and purpose, the economic and practical potential for replacing the asset and any plans that the Group has in place for the future use of the asset. Where it is impractical or uneconomic to replace then the Group is more likely to judge that lease extension options are reasonably certain to be exercised.

Where extension options are included in the lease term the greater will be the value of the right-of-use asset and lease liability recognized. The normal approach adopted for lease term by asset class is described below.

The lease terms can vary significantly by type and use of asset and geography. In addition, the exact lease term is subject to the non-cancellable period and rights and options in each contract. Generally, lease terms are judged to be the longer of the minimum lease term and:

•
Up to five years for offices, unless the non-cancellable period exceeds this, with optional extension periods only included in leases expiring in the earlier part of this period and where clear plans to extend the leases are already in place; and

•
Up to three years for data centres with optional extensions periods, where they exist, included for leases expiring in the next year and for which relocation of the assets located in the data centre is considered uneconomic.

For vehicle leases the minimum lease term, typically three to four years, is judged to be the lease term. Extension options for vehicles are not considered reasonably certain as the assets are not highly customized or difficult to replace.